Simulations Plus, Inc.

(AMEX:SLP)

Corporate Overview

July 2007

simulationsplus, inc.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

With the exception of historical information, the matters discussed in this presentation are forward looking statements that involve a number of risks and uncertainties. The actual results of the Company could differ significantly from those statements. Factors that could cause or contribute to such differences include, but are not limited to: continuing demand for the Company's products, competitive factors, the Company's ability to finance future growth, the Company's ability to produce and market new products in a timely fashion, the Company's ability to continue to attract and retain skilled personnel, and the Company's ability to sustain or improve current levels of productivity. Further information on the Company's risk factors is contained in the Company's quarterly and annual reports and filed with the Securities and Exchange Commission.

Two Companies

- **Simulations Plus, Inc.** (AMEX:SLP)
  - Founded 1996 out of Words+, Inc. – global business
  - IPO June 1997 - no further financing to date
  - Software for pharmaceutical research and development
  - Consulting studies for pharmaceutical and drug delivery companies
  - FutureLab simulations for middle- and high-school science classes
- **Words+, Inc. – wholly owned subsidiary**
  - Founded 1981 – global business
  - Assistive technology products for disabled
  - Produced augmentative communication system used by Professor Sir Stephen Hawking ("A Brief History of Time")
  - Technology leader for 25 years
  - Abbreviate! software for retail market (small)

Professor Stephen Hawking

- One of world's foremost theoretical astrophysicists
- Paralyzed with Lou Gehrig's disease (ALS)
- Has used Words+ software since 1985 for speaking, writing, Internet access, environmental control


A BRIEF HISTORY OF TIME
FROM THE BIG BANG TO BLACK HOLES
STEPHEN W.HAWKING
WITH AN INTRODUCTION BY CARL SAGAN

Simulations Plus, Inc.

Simulation and modeling software for pharmaceutical research

- ADMET Predictor™/ADMET Modeler™
- ClassPharmer™
- DDDPlus™
- GastroPlus™

Consulting services to the pharmaceutical industry

simulationsplus, inc.

ADMET Predictor™



HO



- Solubility
- Permeability
- logP
- pKa
- Toxicities
- HIV-1 activity
- etc.

- Predicts numerous properties of molecules from just their structures, including physicochemical properties and several toxicities
- Ranked #1 in accuracy in two independent studies for predicting solubility and logP
- Again ranked #1 for logP predictions in German study in January 2007
- **Strategy going forward:**
  - Expand number of predictions (Salmonella mutagenicity to be released)
  - SBIR grant ($100K) to improve descriptors used in models – will improve almost all
  - New release in the coming weeks

simulationsplus, inc.

ADMET Modeler™





- Integrated with ADMET Predictor - provides complete modeling/prediction capability – *used to build all models in ADMET Predictor* except for a few simple calculations
- *Speed* and *model quality* unsurpassed – contract studies have shown ability to find useful models from user data (including activity) when others have failed
- **Strategy going forward:**
  - Keep up with state-of-the-art in machine learning methods
  - Further improve user interface and convenience features
  - May develop stand-alone product for general modeling use

ClassPharmer™



- Merge of two products acquired in 2005 – new product is dramatically faster, more flexible, and can process much larger chemical libraries
- Classifies molecules by "common substructures" using proprietary algorithms
- Helps chemists identify what it is about molecular structures that cause good or bad properties
- **Strategy going forward:**
  - R-Table Exploder released during 3rd quarter – new capabilities for chemical reactions coming soon
  - Tighter integration with ADMET Predictor – each promotes sales of the other
  - New release in the coming weeks

simulationsplus, inc.

DDDPlus™



DDDPlus(TM): C:\Program Files\Simulations Plus, Inc\DDDPlus\DDDPlusDemo.mdb
File Database Simulation Setup Tools Modules Help
Formulation
Experimental Setup
Simulation
Hydrocortisone Coarse Powder
Apparatus Type:
USP Paddle
Experimental Parameters
Instrument Speed (RPM): 75
Medium Volume (mL): 900
Medium Viscosity (g/(cm*s)): 0.007
Medium pH: 7
Fluid Velocity (cm/s): 7.504
Medium Type: Water
Experiment Phase
Medium Composition



Hydrocortisone Coarse Powder
Refresh
pH vs. Time
Clear Plot
Time (min)

- First and only simulation tool of its kind
- Sales continue to come in – industry is learning how to use this unique tool
- **Strategy going forward:**
  - Continue aggressive marketing and sales activities
    - Educate formulation scientists on how to use simulation in their work
    - Emphasize compatibility with GastroPlus for formulation studies
  - Hold further major developments in favor of other development activities

simulationsplus, inc.

GastroPlus™



Single Simulation Input
Single Simulation Output
Liver
Colon
Stomach
Duodenum
Jejunum



Plasma Concentration

- The industry's Gold Standard - most advanced and widely used simulation of oral absorption/pharmacokinetics/pharmacodynamics
- **Strategy going forward:**
  - Ongoing effort to push the state-of-the-art in PBPK modeling is producing excellent results
  - New features added, including the ability to call ADMET Predictor directly
  - New release in the coming weeks
  - Continue extending product capabilities:
    - Drug-drug interaction
    - Metabolite tracking

simulationsplus, inc.

Consulting Contracts

- Growing part of business
  - Simulation studies
    - Troubleshooting problem compounds
    - Virtual bioequivalence trials
    - Design of new oral dosage formulations
  - Structure-property modeling
- Generates leads for software licenses
- Identifies unmet needs for software improvements
- Increases our knowledge base and expertise
  - Exposure to unusual compound behaviors
- Builds rapport and confidence not only with customers' scientists, but also with their management

Collaborations

- Several pharmaceutical companies (unnamed by request)
- Dr. Gordon Amidon, University of Michigan
- Dr. Per Arturrson, Uppsala University, Sweden
- Dr. Leslie Benet, University of California at San Francisco
- Dr. Roland Bodmeier, Freie University Berlin
- Dr. Kurt Enslein, Enslein Research, Inc.
- Dr. Peter Langguth, Johannes Gutenberg University
- Dr. Hans Lennernas, Uppsala University, Sweden
- Dr. Raimar Lobenberg, University of Alberta
- Dr. Yoshiaki Matsumoto, Nihon University
- Dr. Nouri Neamati, University of Southern California
- Dr. Patrick Poulin, Poulin Consulting
- Dr. Yuishi Sugiyama, University of Tokyo
- Dr. Fumioshi Yamashita, Kyoto University
- Dr. Shinji Yamashita, Setsunan University

Core Capabilities and Strengths

- *Growing team of exceptional scientists and engineers*
  - *Chemistry, biochemistry, molecular biology*
  - *Chemical engineering, biomedical engineering*
  - *Computer science*
  - *Augmentative communication (Words+ subsidiary)*
- *Recognized world-class expertise in oral drug delivery, pharmacokinetics, pharmacodynamics*
- *Large scale system simulations*
- *Applied numerical simulation/optimization methods to multidimensional nonlinear problems*
- *High quality, rapid structure-property modeling*
- *Marketing and sales to a highly technical global market*
- *Strong relationships with pharmaceutical scientists in industry, government, and academia*

Some of Our International Pharma Customers

CHUGAI PHARMACEUTICAL CO., LTD.

ICAGEN

ono

DAINIPPON PHARMACEUTICAL CO., LTD.

sanofi~synthelabo

AstraZeneca

Mitsubishi Pharma Corporation

SCHERING
making medicine work

Roche

DEPARTMENT OF HEALTH & HUMAN SERVICES·USA

Schering-Plough

Pfizer

ActivBiotics

biovitrum.

GALDERMA

Genentech
In Business for Life

Abbott Laboratories

Neurocrine BIOSCIENCES

Shire Laboratories

SHIONOGI & CO., LTD.

gsk GlaxoSmithKline

SUMITOMO CHEMICAL

NATIONAL CANCER INSTITUTE

Janssen Pharma

Lilly

Wyeth

Takeda Pharma

THE APOTEX GROUP

NOVARTIS

VERTEX

Quality of Life
TEIJIN

SUGEN

WEST Pharmaceutical SERVICES

simulationsplus, inc.

Selected Income Statement Data

(in millions except per share data)

	3Q Ended 5/31/07	3Q Ended 5/31/06	2Q Ended 2/28/07	2Q Ended 2/28/06	1Q Ended 11/30/06	1Q Ended 11/30/05	4Q Ended 8/31/06	4Q Ended 8/31/05
Revenues	$2.631	$1.788	$2.534	$1.482	$1.456	$0.819	$1.766	$1.230
Cost of Sales	0.551	0.433	0.557	0.387	0.441	0.332	0.452	0.387
Gross Profit	2.080	1.355	1.977	1.095	1.015	0.487	1.314	0.843
SG&A	0.885	0.796	0.936	0.688	0.757	0.629	0.86	0.612
R&D	0.227	0.119	0.216	0.12	0.184	0.097	0.11	0.146
NIBT	1.003	0.46	0.856	0.3	0.094	-0.24	0.37	0.094
Tax Benefit (Provision)	-0.221	-0.074	-0.188	-0.051	-0.021	0.042	-0.13	-0.036
Net Earnings	0.782	0.386	0.668	0.248	0.073	-0.199	0.249	0.008
Net Earnings Per Fully Diluted Share	0.09	0.05	0.07	0.03	0.01	-0.03	0.03	0.00
Shareholders' Equity	7.682	5.401	6.607	4.996	5.754	4.666	5.669	4.862
Weighted Basic Shares O/S	7.718	7.392	7.52	7.342	7.445	7.299	7.362	7.221
Weighted Diluted Shares O/S	9.282	8.226	9.015	8.18	8.549	7.299	8.144	7.961

Balance Sheet

(in millions)

As of May 31, 2007

ASSETS		LIABILITIES	
Cash & cash equivalents	$ 3.038	Accounts payable	$ 0.089
Accounts receivable	2.864	Accrued expenses	0.711
Other current assets	0.590	Current portion deferred revenue	0.073
TOTAL CURRENT ASSETS	6.492	Other current liabilities	-
		TOTAL CURRENT LIAB.	0.873
Capitalized software development, net	1.447	Long Term deferred revenue	0.063
Deferred tax asset	0.481	TOTAL LIABILITIES	0.936
Other Long-Term assets	0.198		
		Common stock, $0.001 par value	0.004
		Additional paid-in capital	5.764
		Accumulated retained earnings	1.914
		TOTAL shareholders' equity	7.682
TOTAL ASSETS	$ 8.618	TOTAL LIABILITIES & EQUITY	$ 8.618

Balance Sheet

(in millions)

As of July 13, 2007

ASSETS		LIABILITIES	
Cash & cash equivalents	$ 3.455	Accounts payable	$ 0.139
Accounts receivable	2.604	Accrued expenses	0.726
Other current assets	0.599	Deferred revenue	0.136
TOTAL CURRENT ASSETS	6.658	Other current liabilities	-
		TOTAL CURRENT LIAB.	1.001
Capitalized software development, net	1.472	Long Term liabilities	-0-
Long-Term Deferred tax asset	0.481	TOTAL LIABILITIES	1.001
Other Long-Term assets	0.198		
		Common stock, $0.001 par value	0.004
		Additional paid-in capital	5.781
		Accumulated retained earnings	2.023
		TOTAL shareholders' equity	7.808
TOTAL ASSETS	$ 8.809	TOTAL LIABILITIES & EQUITY	$ 8.809

Guidance

- We are increasing our revenues estimate for the fiscal year to an increase of at least $2.9 million over last fiscal year
- Although we have always managed to exceed our estimates in the past, there is no guarantee that we will meet this estimate!

Revenue History



Revenue
12 mo estimate
$2.9MM over FY06
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
-
$
98
99
00
01
02
03
04
05
06
07
(9M)
Fiscal Year
Words+
Simulations Plus
Consolidated

simulationsplus, inc.

Russell MicroCap Index

Simulations Plus was added to the Russell MicroCap index on June 22, 2007.

12 Month Stock Performance


SIMULATION PLUS INC
as of 13-Jul-2007
Splits:
20
15
10
5
2
Sep06
Nov06
Jan07
Mar07
May07
Jul07
600.0
400.0
200.0
0.0
Thousands
Copyright 2007 Yahoo! Inc.
http://finance.yahoo.com/

Strategic Considerations

- Aggressive marketing and sales activities have paid off, and will continue
- Cash position continues to improve – we want to use it to acquire, to continue to hire selected staff, and for possible outsourcing of specific activities to augment internal efforts
- Ongoing hunt, active discussions underway for both pharmaceutical and Words+ businesses
- Cannot comment further at this time
- Stock split and Nasdaq listing under consideration

Management & Directors

- Walter S. Woltosz , M.S., M.A.S., Chairman & CEO
- Momoko A. Beran, B.S., M.B.A., CPA qualified, CFO
- Ronald Creeley, B.S., Vice President, Marketing & Sales
- Michael B. Bolger, Ph.D., Chief Scientist
- Jeffrey A. Dahlen, B.E.E., President, Words+, Inc.
- Board of directors:
  - David Z. D'Argenio, Ph.D., Director
    - Professor and Chairman, Biomedical Engineering, USC
  - Richard R. Weiss, Ph.D., Director
    - Formerly, Deputy Director, Launch Systems, U.S. Department of Defense
    - Formerly, Director, Propulsion, USAF Philips Laboratory
  - Virginia E. Woltosz, B.S., M.B.A., Director and Secretary
    - Co-founder, Words+, Inc.

Investment Highlights

- **Emerging, high-growth market**
- **Proprietary multi-platform software**
- **Recurring revenue business model**
- **Fast-growing and profitable**
- **Debt-free**
- **Excellent cash position**
- **World class scientific team**
- **Experienced management team and board**